UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2022

Mayville Engineering Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	001-38894	39-0944729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

715 South Street, Mayville, Wisconsin 53050

(Address of principal executive offices, including zip code)

(920) 387-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2022, the Board of Directors of Mayville Engineering Company, Inc. (the “Company”) elected Robert L. McCormick as a Class III director of the Company to serve for a term to expire at the Company’s 2023 annual meeting of shareholders.  Mr. McCormick has also been appointed to serve on the Audit Committee of the Board of Directors.

A copy of the press release announcing the foregoing is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

There is no arrangement or understanding between Mr. McCormick and any other persons pursuant to which Mr. McCormick was selected as a director.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Prior to the election of Mr. McCormick as a new director of the Company as described in Item 5.02 of this Current Report on Form 8-K, the Board of Directors approved an amendment to Section 3.01 of Article III of the Bylaws of the Company to increase the size of the Board of Directors from seven directors to eight directors. This amendment was effective on December 21, 2022.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits. The exhibit listed in the exhibit index below is being furnished herewith.

EXHIBIT INDEX

Exhibit Number

3.1	Amendment to the Bylaws of Mayville Engineering Company, Inc effective December 21, 2022.

3.2	Bylaws of Mayville Engineering Company, Inc., as amended through December 21, 2022.

99	Press Release of Mayville Engineering Company, Inc., dated December 21, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYVILLE ENGINEERING COMPANY, INC.

Date: December 21, 2022	By:	/s/ Todd M. Butz
Todd M. Butz
Chief Financial Officer